GOLDMAN SACHS TRUST II

Goldman Sachs Strategic Multi-Asset Class Funds

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

(the “Fund”)

Supplement dated April 3, 2023 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2023, as supplemented to date

Effective April 1, 2023, BlueBay Asset Management LLP (“BlueBay”), an Underlying Manager of the Fund, will be consolidated with and into RBC Global Asset Management (UK) Limited (“RBC UK”) in connection with an internal corporate reorganization. Each of BlueBay and RBC UK is a wholly owned subsidiary of Royal Bank of Canada. Accordingly, RBC UK, which will do business as RBC BlueBay Asset Management, will become an Underlying Manager of the Fund. In addition, RBC Global Asset Management (U.S.) Inc., another Underlying Manager of the Fund, will do business as RBC Global Asset Management.

Accordingly, effective April 1, 2023 the Fund’s Prospectus is revised as follows:

The following replaces in its entirety the third paragraph in the “Goldman Sachs Multi-Manager Non-Core Fixed Income Fund—Summary—Portfolio Management” section of the Prospectus:

As of the date of the Prospectus, Ares Capital Management II LLC (“Ares”), Aristotle Pacific Capital, LLC (“Aristotle Pacific”), RBC Global Asset Management (UK) Limited d/b/a RBC BlueBay Asset Management (“RBC UK”), Brigade Capital Management, LP (“Brigade”), Marathon Asset Management, L.P. (“Marathon”), Nuveen Asset Management, LLC (“Nuveen”), RBC Global Asset Management (U.S.) Inc. d/b/a RBC Global Asset Management (“RBC US”) and TCW Investment Management Company LLC (“TCW”) are the Underlying Managers (investment subadvisers) for the Fund.

The following replaces in its entirety the subsection regarding BlueBay under the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Non-Core Fixed Income Fund” section of the Prospectus:

RBC Global Asset Management (UK) Limited

RBC Global Asset Management (UK) Limited d/b/a RBC BlueBay Asset Management (“RBC UK”), headquartered at 77 Grosvenor Street, London, W1K 3JR, an investment adviser registered with the SEC and a “commodity pool operator” with the CFTC and NFA, is a fixed income manager focusing on sovereign and corporate debt in developed and emerging markets. The firm has approximately $124.1 billion of assets under management as of February 28, 2023. With respect to the Fund, the firm co-manages an allocation of global high yield debt with its affiliate RBC US.

The following replaces in its entirety the subsection regarding RBC Global Asset Management (U.S.) Inc. under the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Non-Core Fixed Income Fund” section of the Prospectus:

RBC Global Asset Management (U.S.) Inc.

RBC Global Asset Management (U.S.) Inc. d/b/a RBC Global Asset Management (“RBC US”), headquartered at 50 South Sixth Street, Suite 23450, Minneapolis, Minnesota 55402, an investment adviser registered with the SEC, provides equity, fixed income and cash management investment solutions. The firm has approximately $41.4 billion of assets under management as of February 28, 2023. With respect to the Fund, the firm co-manages an allocation of global high yield debt with its affiliate RBC UK.

This Supplement should be retained with your Prospectus and SAI for future reference.

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